BMW AUTO LEASING LLC

as Transferor,

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Owner Trustee

AMENDED AND RESTATED TRUST AGREEMENT Dated as of April 26, 2012

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EXHIBITS
Exhibit A - Form of Trust Certificate	A-1
Exhibit B - Form of Rule 144A Certificate	B-1
Exhibit C - Form of Rule 144A Letter	C-1
Exhibit D - Form of Investment Letter	D-1

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AMENDED AND RESTATED TRUST AGREEMENT

This Amended and Restated Trust Agreement, dated as of April 26, 2012, is between BMW Auto Leasing LLC, a Delaware limited liability company, as transferor (the “Transferor”), and Wilmington Trust, National Association, a national banking association, as trustee (the “Owner Trustee”).

WHEREAS, the parties hereto entered into that certain initial trust agreement dated as of March 14, 2012 (the “Initial Trust Agreement”) pursuant to which the BMW Vehicle Lease Trust 2012-1 was created; and

WHEREAS, the parties hereto are entering into this Agreement pursuant to which, among other things, the Initial Trust Agreement will be amended and restated and Asset Backed Certificates will be issued.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE ONE

DEFINITIONS

Section 1.01.  Capitalized Terms.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the SUBI Trust Agreement, the Servicing Agreement or the Indenture, as the case may be.  Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

“Administrator” means BMW FS, as Administrator under the Issuer Administration Agreement, and its successors in such capacity.

“Agreement” means this Amended and Restated Trust Agreement, as the same may be amended or supplemented from time to time.

“Authenticating Agent” means any Person authorized by the Owner Trustee to act on behalf of the Owner Trustee to authenticate and deliver the Trust Certificates.

“Basic Servicing Agreement” means that certain servicing agreement, dated as of August 30, 1995, between the Vehicle Trust and BMW FS, as servicer.

“Benefit Plan” means (i) an employee benefit plan, as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, (iii) a governmental or church plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan’s investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3-101) or (v) a person investing “plan assets” of any such plan or entity.

“Certificate Distribution Account” means the account established pursuant to Section 5.01(a).

“Certificate Percentage Interest” shall mean with respect to any Trust Certificate, the percentage interest of ownership in the Issuer represented thereby as set forth on the face thereof.

“Certificate Register” and “Certificate Registrar” means the register mentioned in and the registrar appointed pursuant to Section 3.04.

“Certificate of Trust” means the Certificate of Trust filed for the Issuer pursuant to Section 3810(a) of the Statutory Trust Statute.

“Control Agreement” means that certain control agreement, dated as of April 26, 2012, among the Transferor, the Issuer, the Indenture Trustee and U.S. Bank National Association, as securities intermediary, as amended and supplemented from time to time.

“Distribution Account” means either the Note Distribution Account or the Certificate Distribution Account, as the context may require.

“Distribution Statement” has the meaning set forth in Section 5.02(c).

“Expenses” means all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever.

“Fiscal Year” means the taxable year of the Issuer which shall be the fiscal year ending December 31st of each year.

“Indemnified Parties” has the meaning set forth in Section 8.01(a).

“Indenture” means that certain indenture, dated as of April 26, 2012, between the Issuer and U.S. Bank National Association, as Indenture Trustee, as amended or supplemented from time to time.

“Initial Deposit” means the Transferor’s deposit to the Reserve Fund, on or before the Closing Date, of $6,042,297.84.

“Initial Note Balance” means the aggregate initial principal amount of the Notes.

“Interest” means, as of any date, the ownership interest of a Trust Certificateholder (including the Transferor as holder of the Trust Certificate) in the Issuer as of such date, including the right of such Trust Certificateholder to any and all benefits to which such Trust Certificateholder may be entitled as provided in this Agreement, together with the obligations of such Trust Certificateholder to comply with all the terms and provisions of this Agreement.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Issuer” means the BMW Vehicle Lease Trust 2012-1, and its successors.

“Issuer Administration Agreement” means that certain issuer administration agreement, dated as of April 26, 2012, among the Issuer, the Indenture Trustee, the Transferor and the Administrator, as amended or supplemented from time to time.

“Issuer SUBI Certificate Transfer Agreement” means that certain issuer SUBI certificate transfer agreement, dated as of April 26, 2012, between the Transferor and the Issuer, as amended or supplemented from time to time.

“Note” means any of the $220,000,000 Class A-1 Notes, $353,000,000 Class A-2 Notes, $340,000,000 Class A-3 Notes or $87,000,000 Class A-4 Notes.

“Noteholder” means the registered holder of a Note.

“Offered Securities” means the Notes.

“Opinion of Counsel” means one or more written opinions of counsel who may, except as otherwise expressly provided in this Agreement, be employees of or counsel to the Transferor, the Administrator or any of their respective Affiliates, and who shall be satisfactory to the Owner Trustee and which opinion or opinions shall be addressed to the Owner Trustee and be in form and substance satisfactory to the Owner Trustee.  Opinions of Counsel need to address matters of law only, and may be based upon stated assumptions as to relevant matters of fact.

“Optional Purchase” has the meaning set forth in Section 2.19 of the Servicing Agreement.

“Optional Purchase Price” has the meaning set forth in Section 2.19 of the Servicing Agreement.

“Outstanding Amount” has the meaning ascribed to the term in the Indenture.

“Owner Corporate Trust Office” means the principal office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at Wilmington Trust, National Association, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-1600; or at such other address as the Owner Trustee may designate from time to time by notice to the Trust Certificateholders and the Indenture Trustee, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee shall notify the Trust Certificateholders and the Indenture Trustee).

“Owner Trust Estate” has the same meaning as “Trust Estate” under the Indenture.

“Paying Agent” means any paying agent or co-paying agent appointed pursuant to Section 3.09, and shall initially be U.S. Bank National Association.

“Prospectus Supplement” means the prospectus supplement, dated April 18, 2012, to the base prospectus dated April 16, 2012, relating to the offering of the Notes.

“Qualified Institutional Buyer” has the meaning ascribed thereto in Rule 144A.

“Rating Agency Condition” has the meaning set forth in the Indenture.

“Rating Event” has the meaning set forth in the Indenture.

“Record Date” means, with respect to any Payment Date, the close of business on the Business Day immediately preceding such Payment Date.

“Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Reserve Fund” means the account established pursuant to Section 5.01(b).

“Reserve Fund Property” means the Reserve Fund and all cash, investment property and other property from time to time deposited or credited to the Reserve Fund and all proceeds thereof, including without limitation the Initial Deposit.

“Reserve Fund Requirement” has the meaning set forth in the Indenture.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Information” means information requested of the Transferor, in connection with the proposed transfer of a Trust Certificate, to satisfy the requirements of paragraph (d)(4) of Rule 144A.

“Secretary of State” means the Secretary of State of the State of Delaware.

“Secured Obligations” has the meaning set forth in Section 5.02(f).

“Securities Act” means the Securities Act of 1933, as amended.

“Security” means either a Note or a Trust Certificate, as the context may require.

“Securityholder” means each registered holder of a Security.

“Servicing Agreement” means the Basic Servicing Agreement as supplemented by that certain supplement, dated as of April 26, 2012, among the parties to the Basic Servicing Agreement, as amended or supplemented from time to time.

“Statutory Trust Statute” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. §3801 et seq., as the same may be amended from time to time.

“SUBI Trust Agreement” means the Vehicle Trust Agreement as supplemented by that certain supplement, dated as of April 26, 2012, among the parties to the Vehicle Trust Agreement, as amended or supplemented from time to time.

“Transferor” means initially, BMW Auto Leasing LLC, a Delaware limited liability company.

“Treasury Regulations” means regulations, including proposed or temporary regulations, promulgated under the Code.  References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

“Trust Certificateholder” means the Person in whose name a Trust Certificate is registered on the Certificate Register.

“Trust Certificates” means the Asset Backed Certificates issued pursuant to this Agreement, substantially in the form of Exhibit A.

“Underwriter” means J.P. Morgan Securities LLC, as representative for the several underwriters pursuant to the Underwriting Agreement.

“Underwriting Agreement” means that certain underwriting agreement, dated April 18, 2012, among the Underwriter, the Transferor and BMW FS.

“Vehicle Trust” means Financial Services Vehicle Trust, a Delaware statutory trust.

“Vehicle Trust Agreement” means that certain amended and restated trust agreement, dated as of September 27, 1996, as further amended as of May 25, 2000 and December 1, 2006 between BMW Manufacturing L.P., as Grantor and UTI Beneficiary, and BNY Mellon Trust of Delaware, formerly known as The Bank of New York (Delaware), as trustee.

“Vehicle Trustee” means BNY Mellon Trust of Delaware, formerly known as The Bank of New York (Delaware), in its capacity as trustee of the Vehicle Trust, or any successor thereto in such capacity.

Section 1.02.   Interpretive Provisions.

(a)           For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “herein”, “hereof” and the like shall refer to this Agreement as a whole and not to any particular part, article or section within this Agreement, (iii) references to a section such as “Section 1.01” and the like shall refer to the applicable section of this Agreement and (iv) the term “include” and all variations thereof shall mean “include without limitation”.

(b)           As used in this Agreement and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles.  To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

ARTICLE TWO

ORGANIZATION

Section 2.01.   Name and Status.  The trust continued hereby shall be known as “BMW Vehicle Lease Trust 2012-1”, in which name the Issuer may engage in activities as permitted by the Basic Documents, make and execute contracts and other instruments and sue and be sued, to the extent provided herein.  It is the intention of the parties hereto that the Issuer shall be a statutory trust under the Statutory Trust Statute, and that this Agreement shall constitute the governing instrument of that statutory trust.

Section 2.02.   Office.  The chief executive office and principal place of business of the Issuer shall be in care of the Owner Trustee, initially at the Owner Corporate Trust Office and thereafter at such other address as the Owner Trustee may designate by written notice to the Trust Certificateholders and the Transferor.

Section 2.03.   Purposes and Powers.

(a)           The purposes of the Issuer are:  (i) at the direction of the Trust Certificateholders, to take assignments and conveyances of certain assets from time to time, to hold such assets in trust and to collect and disburse the periodic income therefrom for the benefit of the Trust Certificateholders, (ii) to engage in any of the other activities described or authorized in this Agreement, any supplement or any amendment hereto or thereto and (iii) to engage in any and all activities that are necessary or appropriate to accomplish the foregoing or that are incidental thereto or connected therewith.  The Trust shall not be employed for any purpose except as duly authorized in accordance with the provisions of this Agreement.

(b)           The initial sole purpose of the Issuer is to conserve the Owner Trust Estate and collect and disburse the periodic income therefrom for the use and benefit of the Trust Certificateholders, and in furtherance of such purpose to engage in the following ministerial activities:

(i)           to issue the Notes pursuant to the Indenture, the Trust Certificates pursuant to this Agreement, and to sell the Notes upon the written order of the Transferor;

(ii)           to acquire the 2012-1 SUBI Certificate from the Transferor and the other property of the Owner Trust Estate, in exchange for the Notes and the Trust Certificate;

(iii)           to pay interest on and principal of the Notes and distributions on the Certificates;

(iv)           to assign, grant, transfer, pledge mortgage and convey the Owner Trust Estate pursuant to the Indenture to the Indenture Trustee as security for the Notes and to hold, manage and distribute to the Trust Certificateholders pursuant to the terms of this Agreement any portion of the Owner Trust Estate released from the Lien of, and remitted to the Issuer pursuant to, the Indenture;

(v)           to enter into and perform its obligations under the Basic Documents to which the Issuer is a party;

(vi)           to engage in other transactions, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or that are incidental thereto or connected therewith; and

(vii)           subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Trust Certificateholders and the Noteholders.

(c)           The Issuer shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents.

Section 2.04.   Appointment of Owner Trustee.  The Transferor hereby appoints the Owner Trustee as trustee of the Issuer effective as of the date hereof, to have all the rights, powers and duties set forth herein, and the Owner Trustee hereby accepts such appointment.  All actions taken by the Owner Trustee are solely in its capacity as owner trustee, and not in an individual capacity.

Section 2.05.   Initial Capital Contribution of Owner Trust Estate.  The Transferor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1.00.  The Owner Trustee hereby acknowledges receipt in trust from the Transferor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account.  The Transferor shall pay organizational expenses of the Issuer as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

Section 2.06.   Declaration of Trust.  The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the sole purpose of conserving the Owner Trust Estate and collecting and disbursing the periodic income therefrom for the use and benefit of the Trust Certificateholders, who are intended to be “beneficial owners” within the meaning of the Statutory Trust Statute, subject to the Lien of the Indenture Trustee and the obligations of the Issuer under the Basic Documents.  Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and under Delaware law for the sole purpose and to the extent necessary to accomplish the purpose of the Issuer as set forth in Section 2.03(a) and 2.03(b).

Section 2.07.   Liability of the Transferor.

The Transferor or any subsequent transferee, as holder of the Trust Certificate, shall defend, indemnify and hold harmless the Issuer, the Owner Trustee and each Paying Agent from and against any and all taxes that may at any time be asserted against the Issuer or the Owner Trustee with respect to the transactions contemplated herein, including any sales, use, gross receipts, general corporation, tangible personal property, privilege, license or income taxes, taxes on or measured by income or any state or local taxes assessed on the Issuer, the Owner Trustee or any Paying Agent resulting from the location of assets of the Issuer or the presence of the Owner Trustee or any Paying Agent and costs and Expenses in defending against the same; provided, however, that the foregoing indemnity shall not include income taxes on any fees payable to, or Expenses reimbursed to, the Owner Trustee or any Paying Agent.

Section 2.08.   Title to Trust Property.  Legal title to the Owner Trust Estate shall be vested at all times in the Issuer as a separate legal entity, except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee, in which case title shall be deemed to be vested in the Owner Trustee, on behalf of the Issuer, a co-trustee or a separate trustee, as the case may be.

Section 2.09.   Situs of Issuer.  The Issuer shall be located and administered in the State of Delaware.  All bank accounts maintained by the Owner Trustee on behalf of the Issuer shall be located in Delaware or New York.  The Issuer shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware.  Payments shall be received by the Issuer only in Delaware or New York and payments shall be made by the Issuer only from Delaware or New York.  The only office of the Issuer shall be at the Owner Corporate Trust Office.

Section 2.10.   Representations and Warranties of the Transferor.  The Transferor hereby represents and warrants to the Owner Trustee that:

(a)           Organization and Good Standing.  The Transferor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)           Due Qualification.  The Transferor is duly qualified to do business as a limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the conduct of its business requires such qualifications except when the failure to have any such license, approval or qualification would not have a material adverse effect on the condition, financial or otherwise, of the Transferor or would not have a material adverse effect on the ability of the Transferor to perform its obligations under this Agreement.

(c)           Power and Authority.  The Transferor has (i) the power and authority to execute and deliver this Agreement and to carry out its terms; (ii) good title to and is the sole legal and beneficial owner of the 2012-1 SUBI Certificate, free and clear of Liens and claims; (iii) full power and authority to transfer the 2012-1 SUBI Certificate to and deposit the same with the Issuer; (iv) duly authorized such transfer and deposit to the

Issuer by all necessary action; and (v) duly authorized the execution, delivery and performance of this Agreement by all necessary action.

(d)           Binding Obligation.  This Agreement constitutes a legal, valid and binding obligation of the Transferor, enforceable in accordance with its terms, except as such enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or in law.

(e)           No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement do not conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any material indenture, agreement or other instrument to which the Transferor is a party or by which it shall be bound; nor result in the creation or imposition of any material Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Transferor’s knowledge, any order, rule or regulation applicable to the Transferor of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties.

(f)           No Proceedings.  There are no proceedings or investigations pending, or to the Transferor’s knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties:  (i) asserting the invalidity of this Agreement or any of the other Basic Documents; (ii) seeking to prevent the issuance of the Notes or the Trust Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents; or (iv) relating to the Transferor and that might adversely affect the federal income tax or state income or franchise tax attributes of the Notes or the Trust Certificates.

ARTICLE THREE

TRUST CERTIFICATES
AND TRANSFER OF INTERESTS

Section 3.01.   Initial Ownership.  Upon the formation of the Issuer by the contribution by the Transferor pursuant to Section 2.05 and until the issuance of the Trust Certificates, the Transferor shall be the sole beneficiary of the Issuer.

Section 3.02.   The Trust Certificates.  The Trust Certificates shall be substantially in the form set forth in Exhibit A.  Except for the issuance of the Trust Certificate to the Transferor, no Trust Certificate may be sold, pledged or otherwise transferred to any Person except in accordance with Section 3.04 and Section 3.10, as applicable, and any attempted sale, pledge or transfer in violation of Section 3.04 or Section 3.10, as applicable shall be null and void.

The Trust Certificates may be in printed or in typewritten form, and may be executed on behalf of the Issuer by manual or facsimile signature of an Authenticating Agent.  Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Issuer, shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.  If registration of a transfer of a Trust Certificate is permitted pursuant to Section 3.04, the transferee of such Trust Certificate shall become a Trust Certificateholder, and shall be entitled to the rights and subject to the obligations of a Trust Certificateholder hereunder, upon due registration of such Trust Certificate in such transferee’s name pursuant to Section 3.04.

Section 3.03.   Authentication and Delivery of Trust Certificates.  Concurrently with the transfer of the 2012-1 SUBI Certificate to the Issuer, the Owner Trustee shall cause to be executed, on behalf of the Issuer, Trust Certificates representing 100% of the Certificate Percentage Interest, authenticated and delivered to or upon the written order of the Transferor, in authorized denominations.  No Trust Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Security a certificate of authentication, substantially in the form set forth in Exhibit A, executed by the Owner Trustee or its Authenticating Agent, by manual signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder.  All Trust Certificates shall be dated the date of their authentication.  Upon issuance, execution and delivery pursuant to the terms hereof, the Trust Certificates shall be entitled to the benefits of this Agreement.

Section 3.04.   Registration of Transfer and Exchange.

(a)           The Certificate Registrar shall cause to be kept a register (the “Certificate Register”) in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Trust Certificates and, if and to the extent transfers and exchanges are permitted pursuant to Section 3.04(b), the registration of transfers of Trust Certificates.  No transfer of a Trust Certificate shall be recognized except upon registration of such transfer.  U.S. Bank National Association is hereby appointed as the initial “Certificate Registrar”.  Upon any resignation of the Certificate Registrar, the Owner Trustee shall promptly appoint a successor.

(b)           Each Trust Certificate shall bear a legend regarding reoffers, resales, pledges and transfers to the effect of the legend on the form of Trust Certificate attached as Exhibit A hereto, unless determined otherwise by the Administrator (as certified to the Certificate Registrar in an Officer’s Certificate) consistent with applicable law.

As a condition to the registration of any transfer of a Trust Certificate, the prospective transferee shall be required to represent in writing to the Owner Trustee, the Transferor and the Certificate Registrar the following:

(i)           It has neither acquired nor will it transfer any Trust Certificate it purchases (or any interest therein) or cause any such Trust Certificates (or any interest therein) to be marketed on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

(ii)           It will be the beneficial owner of the Trust Certificate and it either (A) is not, and will not become, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes or (B) is such an entity, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Transferor may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to such transferee’s ownership of Trust Certificates.

(iii)           It understands that no subsequent transfer of the Trust Certificates is permitted unless (A) such transfer is of a Trust Certificate with a denomination of at least $500,000, (B) it causes its proposed transferee to provide to the Issuer, the Certificate Registrar and the Underwriter a letter substantially in the form of Exhibit C hereto, or such other written statement as the Transferor shall prescribe and (C) the Transferor consents in writing to the proposed transfer, which consent shall be granted unless the Transferor determines that such transfer would create a risk that the Issuer or the Vehicle Trust would be classified for federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation; provided, however, that any attempted transfer that would either cause (1) the number of registered holders of Trust Certificates, or trust certificates of any related issuer, in the aggregate to exceed 99 (provided that, each separate entity will be considered as a single registered holder, regardless of the number of trust certificates held by such entity) or (2) the number of holders of direct or indirect interests in the Vehicle Trust to exceed 50, shall be a void transfer.

(iv)           It understands that the Opinion of Counsel to the Issuer that the Issuer is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs (i), (ii) and (iii) above.

(v)           It is not a Benefit Plan nor will it hold the Trust Certificates being transferred for the account of a Benefit Plan.

(vi)           It is a Person who is either (A)(1) a citizen or resident of the United States or (2) a corporation or partnership (including any entity treated as a corporation or partnership for U.S. income tax purposes) organized in or under the laws of the United States, any state or the District of Columbia or (B) an estate the income of which is includible in gross income for federal income tax purposes, regardless of source or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more U.S. Persons (as such term is defined in the Code) have the authority to control all substantial decisions of the trust.  It agrees that it will provide a certification of non-foreign status signed under penalty of perjury (and such other certifications, representations or Opinions of Counsel as may be requested by the Transferor, the Owner Trustee and the Certificate Registrar).

(vii)           It understands that any purported transfer of any Trust Certificate (or any interest therein) in contravention of any of the restrictions and conditions in this Section shall be void, and the purported transferee in such transfer shall not be recognized by the Issuer or any other Person as a Trust Certificateholder for any purpose.

(c)           By acceptance of any Trust Certificate, the related Trust Certificateholder specifically agrees with and represents to the Transferor, the Issuer and Certificate Registrar that no transfer of such Trust Certificate shall be made unless the registration requirements of the Securities Act and any applicable state securities laws are complied with, or such transfer is exempt from the registration requirements under the Securities Act because the transfer satisfies one of the following:

(i)           Such transfer is in compliance with Rule 144A, to a transferee who the transferor reasonably believes is a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A and (A) the transferor thereof executes and delivers to the Transferor and the Certificate Registrar, a Rule 144A certificate substantially in the form attached as Exhibit B and (B) the transferee executes and delivers to the Transferor and the Certificate Registrar an investment letter substantially in the form attached as Exhibit C.

(ii)           After the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act and the transferee, if requested by the Transferor, the Certificate Registrar or the Underwriter, delivers an Opinion of Counsel in form and substance satisfactory to the Transferor and the Underwriter.

(iii)           Such transfer is to an institutional accredited investor as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act in a transaction exempt from the registration requirements of the Securities Act, such transfer is in accordance with any applicable securities laws of any State or any other jurisdiction, and such investor executes and delivers to the Issuer and the Certificate Registrar an investment letter substantially in the form attached as Exhibit D.

(d)           Upon surrender for registration of transfer or exchange of any Trust Certificate at the office of the Certificate Registrar and upon compliance with the provisions of this Agreement relating to such transfer or exchange, the Owner Trustee shall execute and shall, or shall cause the Authenticating Agent to, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate face amount dated the date of such authentication or the Trust Certificates that the Trust Certificateholder making the exchange is entitled to receive, as the case may be.

The Certificate Registrar shall require that every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-9 (or successor form) or such other form as may be reasonably required in form satisfactory to the Certificate Registrar duly executed by the Trust Certificateholder or such Person’s attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Trust Certificates.

The Certificate Registrar shall cancel and retain or destroy, in accordance with the Certificate Registrar’s retention policy then in effect, all Trust Certificates surrendered for registration of transfer or exchange and shall upon written request certify to the Transferor as to such retention or destruction.

(e)           The provisions of this Section generally are intended, among other things, to prevent the Issuer from being characterized as a “publicly traded partnership” within the meaning of Section 7704 of the Code, in reliance on Treasury Regulations Section 1.7704-1(e) and (h), and the Transferor shall take such intent into account in determining whether or not to consent to any proposed transfer of any Trust Certificate.

The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register any transfer or exchange of Trust Certificates for a period of 15 days preceding the due date for any payment with respect to the Trust Certificates.

Section 3.05.   Mutilated, Destroyed, Lost or Stolen Trust Certificates.  If any mutilated Trust Certificate is surrendered to the Certificate Registrar, or if the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and there is delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then (and in the absence of notice that such Trust Certificate has been transferred to or is in the possession of a third party purchaser), provided that the requirements of Section 8-405 of the UCC are met, the Owner Trustee on behalf of the Issuer shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination.  In connection with the issuance of any new Trust Certificate pursuant to this Section, the Owner Trustee or the

Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.  Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Issuer as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

Section 3.06.   Persons Deemed Trust Certificateholders.  Prior to due presentation of a Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar, any Paying Agent and any of their respective agents may treat the Person in whose name any Trust Certificate is registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, any Paying Agent or any of their respective agents shall be affected by any notice to the contrary.

Section 3.07.   Access to List of Trust Certificateholders’ Names and Addresses.  The Certificate Registrar shall furnish or cause to be furnished to the Servicer and the Transferor, or to the Indenture Trustee or the Owner Trustee, as the case may be, within 15 days after receipt by the Certificate Registrar of a request therefor from the Servicer, the Transferor, the Indenture Trustee or the Owner Trustee in writing, a list, in such form as the requesting party may reasonably request, of the names and addresses of the Trust Certificateholders as of the most recent Record Date.  If (i) two or more Trust Certificateholders or (ii) one or more Trust Certificateholders evidencing not less than 25% of the aggregate Certificate Percentage Interest apply in writing to the Certificate Registrar, and such application states that the applicants desire to communicate with other Trust Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Trust Certificateholders.  Each Trust Certificateholder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold either the Transferor, the Certificate Registrar, the Owner Trustee or the Indenture Trustee, as the case may be, accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 3.08.   Maintenance of Office or Agency.  The Trust shall designate in the Borough of Manhattan, the City of New York, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trust in respect of the Trust Certificates and the Basic Documents may be served. The Trust initially designates the Corporate Trust Office of U.S. Bank National Association, a national banking association, solely for the purposes of the transfer, surrender or exchange of the Trust Certificates, as its office for such purposes.  The Owner Trustee on behalf of the Trust shall give prompt written notice to the Transferor and the other Trust Certificateholders of any change in the location of the Certificate Register or any such office or agency.

Section 3.09.   Appointment of Paying Agent.  The Paying Agent shall make distributions to Trust Certificateholders pursuant to Section 5.02, and shall report the amounts of such distributions to the Owner Trustee in accordance with the Payment Date Certificate delivered in accordance with Section 8.03 of the Indenture.  Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above.  The Paying Agent initially shall be U.S. Bank National Association.  The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent has failed to perform its obligations under this Agreement in any material respect.  Any co-paying agent chosen by the Transferor and acceptable to the Owner Trustee shall also be a Paying Agent.  Each Paying Agent may resign upon 30 days’ written notice to the Owner Trustee.  In the event that a Paying Agent may no longer act as Paying Agent, the Transferor, with the consent of the Owner Trustee, shall appoint a successor to act as Paying Agent (which shall be a bank or trust company).  The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent shall hold all sums, if any, held by it for payment to the Trust Certificateholders in trust for the benefit of the Trust Certificateholders entitled thereto until such sums are paid to the Transferor or such Trust Certificateholders.  The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee.  The provisions of Sections 7.01, 7.03, 7.04 and 8.01 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder.

Section 3.10.   Ownership of Trust Certificate.  On the Closing Date, the Transferor shall acquire beneficial and record ownership of the Trust Certificate.  Upon a dissolution or termination of the Transferor, the Trust Certificates held by it shall be distributed to BMW FS without regard to the provisions of Section 3.02.  The Owner Trustee shall cause the Trust Certificate to bear a legend stating to the extent permitted by applicable law: “THIS TRUST CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN THE EVENT OF THE DISSOLUTION, TERMINATION OR BANKRUPTCY OF THE HOLDER HEREOF, AND ANY TRANSFER IN VIOLATION OF THIS PROVISION SHALL BE NULL AND VOID”.

Section 3.11.   Trust Certificates held by Issuer, Transferor or their Affiliates.  Any Trust Certificates owned by the Issuer, the Transferor or any of their respective Affiliates shall be entitled to the benefits under this Agreement equally and proportionately to the benefits afforded other owners of the Trust Certificates, except that such Trust Certificates shall be deemed not to be outstanding for the purpose of determining whether the requisite percentage of Securityholders have given any request, demand, authorization, direction, notice, consent or other action under the Basic Documents (other than the commencement by the Issuer of a voluntary proceeding in bankruptcy).

ARTICLE FOUR

ACTIONS BY OWNER TRUSTEE

Section 4.01.   Prior Notice to Trust Certificateholders with Respect to Certain Matters.  Subject to the provisions and limitations of Section 4.04, with respect to the following matters,

the Owner Trustee shall not take action unless the Owner Trustee has notified the Trust Certificateholders and the Administrator in writing of the proposed action at least 30 days before the taking of such action and Trust Certificateholders representing at least 50% of the aggregate Certificate Percentage Interest have not notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Trust Certificateholders have withheld consent or provided alternative direction:

(a)           the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than an action brought by the Servicer on behalf of the Vehicle Trust and Persons having interests in the 2012-1 SUBI Certificate to collect amounts owed under a 2012-1 Lease or in respect of a 2012-1 Vehicle);

(b)           the election by the Issuer to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

(c)           the amendment of the Indenture in circumstances where the consent of any Noteholder is required;

(d)           the amendment of the Indenture in circumstances where the consent of any Noteholder is not required and such amendment materially and adversely affects the interests of the Trust Certificateholders;

(e)           the amendment of any other Basic Document unless such amendment does not materially and adversely affect the interests of the Trust Certificateholders;

(f)           the amendment, change or modification of the Issuer Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Trust Certificateholders; or

(g)           the appointment of a successor Owner Trustee or Indenture Trustee.

Section 4.02.   Action by Trust Certificateholders with Respect to Certain Matters.  Subject to the provisions and limitations of Section 4.04, to the extent the Owner Trustee or the Issuer is deemed to be the Holder of the 2012-1 SUBI Certificate pursuant to the 2012-1 SUBI Supplement, the Owner Trustee or Issuer, as the case may be, shall take such actions as directed in writing by Trust Certificateholders holding Trust Certificates evidencing an interest of at least 66 2/3% of the aggregate Certificate Percentage Interest; provided, however, that so long as the Lien of the Indenture is outstanding, such direction shall be subject to the consent of the Indenture Trustee.  The Owner Trustee may not, except upon the occurrence of a Servicer Default subsequent to the payment in full of the Notes and in accordance with the written directions of Trust Certificateholders evidencing 66 2/3% of the aggregate Certificate Percentage Interest, remove the Servicer, with respect to the 2012-1 SUBI Assets or appoint a successor Servicer, with respect thereto.

Section 4.03.   Action by Owner Trustee with Respect to Bankruptcy.  The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy with respect to the Issuer except in accordance with Section 12.08.

Section 4.04.   Restrictions on Trust Certificateholders’ Power.  The Trust Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Issuer or the Owner Trustee under this Agreement or any of the other Basic Documents or would be contrary to the purpose of the Issuer as set forth in Section 2.03 or which could result in the trust being treated as an entity separate from the Transferor, association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.05.   Majority Control.  Except as expressly provided herein, any action that may be taken by the Trust Certificateholders under this Agreement may be taken by the Trust Certificateholders holding not less than a majority of the aggregate Certificate Percentage Interest.  Except as expressly provided herein, any written notice of the Trust Certificateholders delivered pursuant to this Agreement shall be effective if signed by Trust Certificateholders holding not less than a majority of the aggregate Certificate Percentage Interest at the time of delivery of such notice.

ARTICLE FIVE

APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 5.01.   Establishment of Certificate Distribution Account and Reserve Fund.

(a)           The Owner Trustee, for the benefit of the Trust Certificateholders, shall establish and maintain (or cause the Indenture Trustee to establish and maintain) an Eligible Account with and in the name of the Trust which shall be designated the “Certificate Distribution Account” (initially at U.S. Bank National Association).  The Certificate Distribution Account shall be held in trust for the benefit of the Trust Certificateholders, and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Certificateholders.

The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof.  Except as otherwise provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Trust Certificateholders.  If at any time the Certificate Distribution Account ceases to be an Eligible Account, the Indenture Trustee (or the Transferor on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Indenture Trustee or an Affiliate thereof) shall, within ten Business Days following notification of such occurrence, establish a new Certificate Distribution Account as an Eligible Account and shall transfer any cash or investments to such new Certificate Distribution Account.

(b)           The Transferor shall establish and the Indenture Trustee shall maintain an Eligible Account (initially at U.S. Bank National Association) in the name of the

Indenture Trustee until the Outstanding Amount is reduced to zero, and thereafter, in the name of the Paying Agent on behalf of the Owner Trustee, which is designated as the “Reserve Fund.”  The Reserve Fund shall be held for the benefit of the Securityholders, and shall bear a designation clearly indicating that the funds on deposit therein are held for the benefit of the Securityholders.

The Transferor hereby grants to the Issuer a security interest in the Reserve Fund and the Reserve Fund Property to secure the obligations of the Issuer to the Indenture Trustee and the Securityholders.  The Reserve Fund shall be under the sole dominion and control of the Indenture Trustee until the Outstanding Amount has been reduced to zero, and thereafter under the sole dominion and control of the Paying Agent on behalf of the Owner Trustee.  On the Closing Date, the Transferor shall cause the Initial Deposit to be deposited into the Reserve Fund from the net proceeds of the sale of the Notes and the Trust Certificates.  The Transferor hereby acknowledges that the Initial Deposit and all other Reserve Fund Property, including investment earnings thereon, are owned directly by it in its capacity as Trust Certificateholder pending application thereof to the Secured Obligations or release to the Transferor or its designee pursuant to Section 8.04(c) of the Indenture or Section 5.02 hereof, as applicable.  The Transferor in its capacity as Trust Certificateholder hereby agrees to treat the same as its assets (and earnings) for federal income tax and other purposes.  All deposits to and withdrawals from the Reserve Fund shall be made only upon the terms and conditions of the Basic Documents.

(c)           Each of the Transferor and the Issuer shall take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, the Control Agreement or any UCC financing statements) as may be determined to be reasonably necessary by the Transferor, in order to perfect the interests created by Section 5.01(b) hereof and otherwise fully to effectuate the purposes, terms and conditions of this Section.  The Transferor (and the Administrator on behalf of the Issuer) shall:

(i)           promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Issuer’s security interest in the Reserve Fund Property; and

(ii)           make the necessary filings of financing statements or amendments thereto within five days after the occurrence of any of the following (and promptly notify the Issuer and the Owner Trustee of each such filing):  (A) any change in the Transferor’s corporate name or any trade name, (B) any change in the location of its chief executive office or principal place of business or (C) any merger or consolidation or other change in its identity or corporate structure.

Section 5.02.   Application of Trust Funds.

(a)           On each Payment Date, the Owner Trustee shall cause the Paying Agent to distribute to Trust Certificateholders all amounts deposited in the Certificate Distribution Account pursuant to Section 8.04 of the Indenture with respect to such Payment Date, pro rata to the Trust Certificateholders of record at the close of business on the Record Date with respect to such Payment Date.

(b)           On and after the date on which the Outstanding Amount of the Notes has been reduced to zero, pursuant to the Indenture and the Control Agreement, dominion and control over the Reserve Fund shall be transferred to the Paying Agent on behalf of the Owner Trustee.  On each Payment Date thereafter, all amounts distributable to the Trust Certificateholders from the Reserve Fund shall be distributed by the Paying Agent on behalf of the Owner Trustee in the order and priority set forth in Section 8.04(b) of the Indenture.

(c)           On each Payment Date, the Paying Agent on behalf of the Owner Trustee shall send to each Trust Certificateholder a report (the “Distribution Statement”) provided by the Servicer (in the manner set forth in Section 8.03 of the Indenture), based on information in the Payment Date Certificate delivered pursuant to Section 8.03 of the Indenture, that shall include the information provided in such Payment Date Certificate.

The information required to be delivered by such Distribution Statement may be included with other information or reports furnished by the Servicer to the Owner Trustee in connection with the making of payments pursuant to the other Basic Documents.

(d)           In the event that any withholding tax is imposed on the Issuer’s payment (or, if the Issuer is treated as a partnership for federal income tax purposes, allocations of income) to a Trust Certificateholder, such tax shall reduce the amount otherwise distributable to such Trust Certificateholder in accordance with this Section.  The Owner Trustee shall authorize and direct Paying Agent to retain from amounts otherwise distributable to such Trust Certificateholders, sufficient funds for the payment of any withholding tax that is legally owed by the Issuer (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).  The amount of any withholding tax imposed with respect to a Trust Certificateholder shall be treated as cash distributed to such Trust Certificateholders, at the time it is withheld by the Issuer for remittance to the appropriate taxing authority.  If the Owner Trustee determines that there is a possibility that withholding tax is payable with respect to a distribution, the Owner Trustee may, in its sole discretion, direct the Paying Agent to withhold such amounts in accordance with this Section.  In the event that a Trust Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Trust Certificateholder in making such claim so long as such Trust Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

(e)           Subject to Section 6.07 of the Indenture and 6.01 hereof, as the case may be, neither the Indenture Trustee nor the Owner Trustee, as the case may be, shall in any way be held liable by reason of any insufficiency in the Reserve Fund resulting from any loss on any Permitted Investment included therein, except for losses attributable to the Indenture Trustee’s or Owner Trustee’s, as the case may be, failure to make payments on any such Permitted Investments issued by the Indenture Trustee or Owner Trustee, as the case may be, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

(f)           In order to assure that sufficient amounts are available to make the payments to Securityholders pursuant to Section 8.04 and Article V of the Indenture and this Section (collectively, the “Secured Obligations”) the Transferor hereby pledges and assigns and grants a security interest in all of its right, title and interest in the Reserve Fund Property to the Issuer, to secure the Secured Obligations.

Section 5.03.   Method of Payment.  Subject to Section 9.01(c) respecting the final payment upon retirement of the Trust Certificates, distributions required to be made to Trust Certificateholders on any Payment Date shall be made to each Trust Certificateholder of record on the related Record Date by wire transfer or by check mailed to the addresses of such Securityholders as they appear on the Certificate Register.  Notwithstanding the foregoing, the final payment on the Trust Certificates shall be made only upon presentation and surrender of such Trust Certificates at the office or agency specified in the notice of final payment to the Trust Certificateholders.  The Owner Trustee or a Paying Agent shall, upon receipt of at least 45 days’ notice from the Issuer or the Administrator as set forth in the Indenture, provide such notice to the Trust Certificateholder of record not more than 30 days and not less than 15 days prior to the date on which such final payment is expected to occur.

Section 5.04.   Accounting and Reports.

(a)           The Owner Trustee shall, based on information provided by the Transferor, (i) maintain (or cause to be maintained) the books of the Issuer on a calendar year basis on the accrual method of accounting (except as required by Article Eleven), and (ii) in addition to the Owner Trustee’s rights under Section 5.02, take such action as instructed by the Transferor, as holder of the Trust Certificate, to collect or cause to be collected and paid over to applicable authorities any withholding tax as described in and in accordance with Section 5.02 and Article Eleven with respect to income or distributions to Trust Certificateholders.  The Owner Trustee shall make all elections pursuant to Article Eleven as directed by the Transferor.

(b)           The Transferor shall maintain such books and records, and shall prepare and file such reports and returns, as are required pursuant to this Section and Section 11.01.

ARTICLE SIX

AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 6.01.   General Authority.  The Owner Trustee shall administer the Issuer in the interest of the Trust Certificateholders, subject to the Lien of the Indenture Trustee, in accordance with the Basic Documents.  Subject to the provisions and limitations of Sections

2.03 and 2.06, the Owner Trustee is authorized and directed to execute and deliver on behalf of the Issuer the Basic Documents to which the Issuer is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Issuer is to be a party, in each case in such form as the Transferor shall approve as evidenced conclusively by the Owner Trustee’s execution thereof and the Transferor’s execution of this Agreement, and to direct the Indenture Trustee to authenticate and deliver Notes in the aggregate principal amount not to exceed $1,000,000,000 (except as otherwise contemplated by Section 3.05).  In addition to the foregoing, the Owner Trustee is authorized but shall not be obligated to take all actions required of the Issuer pursuant to the Basic Documents.  The Owner Trustee is further authorized from time to time to take such action on behalf of the Issuer as is permitted by the Basic Documents and that the Servicer or the Administrator instructs in writing with respect to the Basic Documents, except to the extent this Agreement expressly requires the consent of the Trust Certificateholders for such action.  The Owner Trustee shall not be liable for following such instruction.

Section 6.02.   General Duties.  Subject to the provisions and limitations of Sections 2.03 and 2.06, it shall be the duty of the Owner Trustee to discharge or cause to be discharged all of its responsibilities pursuant to the terms of the Basic Documents to which the Issuer is a party and to administer the Issuer in the interest of the Trust Certificateholders, subject to the Lien of the Indenture Trustee, and in accordance with provisions of the Basic Documents.  Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Basic Documents to the extent the Administrator has agreed in the Issuer Administration Agreement to perform any act or to discharge any duty of the Issuer or the Owner Trustee hereunder or under any other Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Issuer Administration Agreement.

Section 6.03.  Action Upon Instruction.

(a)           Subject to Article Four, the Transferor, as holder of the Trust Certificate, may by written instruction direct the Owner Trustee in the administration of the Issuer subject to, and in accordance with, the terms of the Basic Documents; provided that such instruction shall not, materially adversely affect any Securityholder.

(b)           The Owner Trustee shall not be required to take any action hereunder or under any other Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee, is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law or any obligation of the Owner Trustee or the Issuer.

(c)           Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the holder of the Trust Certificate requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of Trust Certificateholders holding at least a majority of the Certificate Percentage Interest in the Trust Certificates,

the Owner Trustee shall not be liable on account of such action to any Person.  If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice as may be necessary under the circumstances), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Basic Documents as it shall deem to be in the best interests of the Trust Certificateholders, and shall have no liability to any Person for such action or inaction.

(d)           In the event the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement or any other Basic Document permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Transferor, as holder of the Trust Certificate requesting instruction and, to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received from Transferor, as holder of the Trust Certificate and in accordance with Sections 6.04 and 6.05, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person.  If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or as may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Trust Certificateholders, and shall have no liability to any Person for such action or inaction.

(e)           Notwithstanding the foregoing, the right of the Transferor or the Trust Certificateholders to take any action affecting the Owner Trust Estate shall be subject to the rights of the Indenture Trustee under the Indenture.

Section 6.04.   No Duties Except as Specified.  The Owner Trustee shall not be required to perform any of the obligations of the Issuer under this Agreement or the other Basic Documents that are required to be performed by (i) the Servicer under the Servicing Agreement or the SUBI Supplement, (ii) the Transferor under this Agreement, the SUBI Certificate Transfer Agreement or the Back-Up Security Agreement, (iii) the Administrator under the Issuer Administration Agreement or (iv) the Indenture Trustee under the Indenture.  The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Issuer is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee.  The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any ownership or security interest in the Owner Trust Estate or to record this Agreement or any other Basic Document.  The Owner

Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens (other than the Lien of the Indenture) on any part of the Owner Trust Estate that result from actions by or claims against the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Owner Trust Estate.

Section 6.05.   No Action Unless Specifically Authorized.  The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except in accordance with (i) the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) the other Basic Documents to which the Issuer or the Owner Trustee is a party and (iii) any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.  In particular, the Owner Trustee shall not transfer, sell, pledge, assign or convey the 2012-1 SUBI Certificate except as specifically required or permitted by the Basic Documents.

Section 6.06.   Restrictions.  The Owner Trustee shall not take any action (i) that is contrary to the purposes of the Issuer set forth in Section 2.03 or (ii) that, to the actual knowledge of the Owner Trustee, would (a) affect the treatment of the Notes as debt for federal income tax purposes, (b) be deemed to cause a taxable exchange of the Notes or the Certificates for federal income tax purposes or (c) cause the Issuer, the Transferor or the Vehicle Trust or any portion thereof to be taxable as an association (or a publicly traded partnership) taxable as a corporation for federal or state income or franchise tax purposes.  The Trust Certificateholders and the Transferor shall not direct the Owner Trustee to take action that would violate the provisions of this Section.  The Owner Trustee may not (i) initiate or settle any claim or lawsuit involving the Issuer (unless brought by the Servicer to collect amounts owed under a 2012-1 Lease), (ii) amend this Agreement where Trust Certificateholder consent is required, (iii) amend this Agreement where Trust Certificateholder consent is not required if such amendment materially adversely affects the Trust Certificateholders or (iv) amend any Basic Document other than this Agreement if such amendment materially adversely affects the Trust Certificateholders, unless (a) the Owner Trustee provides 30 days’ written notice thereof to the Trust Certificateholders and the Administrator and (b) Trust Certificateholders evidencing at least 50% of the aggregate Certificate Percentage Interest do not object in writing to any such proposed amendment within 30 days of such notice.  Notwithstanding anything herein to the contrary, the Transferor, the Servicer and their respective Affiliates may maintain normal commercial banking relationships with the Owner Trustee and its Affiliates.

Section 6.07.   Owner Trustee to Provide Information.  The Owner Trustee shall provide prompt notice to BMW Financial Services NA, LLC and BMW Auto Leasing LLC (each, a “BMW Party,” and together, the “BMW Parties”) of all demands communicated to the Owner Trustee for the repurchase or replacement of any 2012-1 Lease and 2012-1 Vehicle for breach of the representations and warranties concerning such 2012-1 Lease or 2012-1 Vehicle (each, a “Demand”).  Subject to Section 6.03 of this Trust Agreement, the Owner Trustee shall have no obligation to take any other action with respect to a Demand, other than as set forth in the immediately preceding sentence.  However, the Owner Trustee shall, upon written request of either BMW Party, provide notification to the BMW Parties with respect to any actions taken by the Owner Trustee, if any, with respect to any such demand communicated to the Owner Trustee in respect of any 2012-1 Lease or 2012-1 Vehicle, such notifications to be provided by the Owner Trustee as soon as practicable and in any event within five Business Days of such request or such other time frame as may be mutually agreed to by the Owner Trustee and the applicable BMW Party.  Such notices shall be provided to the BMW Parties at (i) BMW Financial Services NA, LLC at 300 Chestnut Ridge Road, Woodcliff Lake, NJ 07677, (telecopier no. (201) 307-9286), Attention: General Counsel, or at such other address or by such other means of communication as may be specified by BMW Financial Services NA, LLC to the Owner Trustee from time to time, and (ii) BMW Auto Leasing LLC at 300 Chestnut Ridge Road, Woodcliff Lake, NJ 07677, Attention: General Counsel, or at such other address or by such other means of communication as may be specified by BMW Auto Leasing LLC to the Owner Trustee from time to time.  The Owner Trustee and the Issuer acknowledge and agree that the purpose of this Section 6.07 is to facilitate compliance by the BMW Parties with Rule 15Ga-1 under the Securities Exchange Act of 1934, as amended, and Items 1104(e) and 1121(c) of Regulation AB (the “Repurchase Rules and Regulations”).  In no event shall the Owner Trustee have any responsibility or liability in connection with any filing required to be made by a securitizer under the Securities Exchange Act of 1934, as amended, or Regulation AB or with any BMW Parties’ compliance with the Repurchase Rules and Regulations.

ARTICLE SEVEN

CONCERNING THE OWNER TRUSTEE

Section 7.01.   Acceptance of Trusts and Duties.  The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement.  The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents to which the Issuer or the Owner Trustee is a party.  The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 made by the Owner Trustee.  In particular, but not by way of limitation, and subject to the exceptions set forth in the preceding sentence:

(a)           the Owner Trustee shall not be liable for any error in judgment of a responsible officer of the Owner Trustee;

(b)           the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of any Trust Certificateholder, the Indenture Trustee, the Transferor, the Administrator or the Servicer;

(c)           no provision of this Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d)           under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or the Trust Certificates;

(e)           the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Transferor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the other Basic Documents, other than the execution of and the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event be deemed to have assumed or incurred any liability, duty or obligation to any Securityholder or any third party dealing with the Issuer or the Owner Trust Estate, other than as expressly provided for herein and in the other Basic Documents;

(f)           the Owner Trustee shall not be liable for the misfeasance, malfeasance or nonfeasance of the Servicer, the Administrator, the Transferor or the Indenture Trustee under any of the Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Issuer or the Transferor under this Agreement or the Basic Documents or that are required to be performed by the Certificate Registrar and the Paying Agent under this Agreement, the Servicer under the Servicing Agreement or the SUBI Trust Agreement, the Administrator under the Issuer Administration Agreement or the Indenture Trustee under the Indenture; and

(g)           the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any of the Trust Certificateholders unless such Trust Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the Expenses that may be incurred by the Owner Trustee therein or thereby; the right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its bad faith, gross negligence or willful misconduct in the performance of any such act.

Section 7.02.   Doing Business in Other Jurisdictions.  Notwithstanding anything contained herein to the contrary, neither Wilmington Trust, National Association nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by Wilmington Trust, National Association; or (iii) subject Wilmington Trust, National Association to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust, National Association or the Owner Trustee, as the case may be, contemplated hereby.  The Owner Trustee shall be entitled to obtain advice of counsel

(which advice shall be an expense of the Transferor) to determine whether any action required to be taken pursuant to the Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence.  In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Owner Trustee will appoint an additional trustee pursuant to Section 10.05 hereof to proceed with such action.

Section 7.03.   Furnishing of Documents.  The Owner Trustee shall furnish to any Trust Certificateholder promptly upon receipt of a written request by such Trust Certificateholder (at the expense of the requesting Trust Certificateholder) therefor, duplicates or copies of all reports, notices, requests, demands, certificates and any other instruments furnished to the Owner Trustee under the Basic Documents.

Section 7.04.   Representations and Warranties.  The Owner Trustee hereby represents and warrants to the Transferor and the Trust Certificateholders, that:

(a)           It is a national banking association duly organized and validly existing in good standing under the laws of the United States of America.  It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(b)           It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c)           Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any Lien, charge or encumbrance on the Owner Trust Estate resulting from actions by or claims against the Owner Trustee individually that are unrelated to this Agreement or the other Basic Documents.

(d)           This Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding agreement of it, enforceable against the Owner Trustee in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

Section 7.05.   Reliance; Advice of Counsel.

(a)           The Owner Trustee may rely upon, shall be protected in relying upon and shall incur no liability to anyone in acting or refraining from acting upon, any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Owner Trustee may accept a certified copy of a Board Resolution or documents of any other governing body of any corporate party as conclusive evidence that such Board Resolution or other document has been duly adopted by such body and that the same is in full force and effect.  As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president, any vice president, the treasurer, any assistant treasurer or any other authorized officers of the relevant party as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)           In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement and the other Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it.  The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any other Basic Document.

Section 7.06.   Not Acting in Individual Capacity.  Except as provided in this Article, in accepting the trusts hereby created, Wilmington Trust, National Association acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

Section 7.07.   Owner Trustee Not Liable for Trust Certificates.  The recitals contained herein and in the Trust Certificates (other than the signature of the Owner Trustee and the certificate of authentication on the Trust Certificates and its representations and warranties in Section 7.03) shall be taken as the statements of the Transferor and the Owner Trustee assumes no responsibility for the correctness thereof.  The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Basic Document or the Trust Certificates (other than the signature of the Owner Trustee and the certificate of authentication on the Trust Certificates) or the Notes or any offering document relating to either of them.  The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity or enforceability of any Basic Document to which the Owner Trustee is to be a party (except for enforceability against the Owner Trustee), or the perfection and priority of any security interest created by or under any Basic Document, or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Trust Certificateholders or to the Noteholders under the Indenture, or the validity of the transfer of the 2012-1 SUBI Certificate to the Issuer, or for the compliance by the Transferor, the Administrator or the Servicer with any warranty or representation made under any Basic Document or for the accuracy of any such warranty or representation or for any action of the Administrator, the Servicer or the Indenture Trustee taken in the name of the Owner Trustee.

Section 7.08.   Owner Trustee May Own Trust Certificates and Notes.  The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Transferor, the Servicer, the Administrator, the Indenture Trustee and their respective Affiliates, in banking transactions with the same rights as it would have if it were not the Owner Trustee.

ARTICLE EIGHT

COMPENSATION OF OWNER TRUSTEE

Section 8.01.   Owner Trustee’s Compensation and Indemnification.

(a)           The Owner Trustee, the Certificate Registrar and any Paying Agent shall receive as compensation from the Administrator for its services hereunder such fees as have been separately agreed upon before the date hereof between the Transferor or the Administrator and the Owner Trustee, the Certificate Registrar or the Paying Agent.  The Transferor, as holder of the Trust Certificate, shall be liable as primary obligor for, and shall indemnify the Owner Trustee, the Certificate Registrar and any Paying Agent and their respective successors, assigns, agents, servants, officers and employees (collectively, the “Indemnified Parties”) from and against, any Expenses (other than overhead) that may at any time be imposed on, incurred by or asserted against the Owner Trustee or any other Indemnified Party in any way relating to or arising out of the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Transferor, as holder of the Trust Certificate, shall not be liable for or required to indemnify any Indemnified Party from and against Expenses arising or resulting from any of the matters described in items (i) or (ii) of the third sentence of Section 7.01 or for any income taxes on any fees payable to any Indemnified Party as set forth in Section 2.07.  The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee, the Certificate Registrar or any Paying Agent or the termination of this Agreement.  In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Indemnified Party’s choice of legal counsel shall be subject to the approval of the Transferor, which approval shall not be unreasonably withheld.  Neither the Transferor nor the Administrator shall make any claim upon the Owner Trust Estate for the payment of such Expenses.

(b)           Notwithstanding the foregoing, the Owner Trustee shall not be liable for (i) any error of judgment made by an officer of the Owner Trustee, (ii) any action taken or omitted to be taken in accordance with the instructions of any Trust Certificateholder, the Indenture Trustee, the Transferor, the Administrator or the Servicer, (iii) the interest on or principal of the Securities or (iv) the default or misconduct of the Administrator, the Servicer, the Transferor or the Indenture Trustee.

ARTICLE NINE

TERMINATION OF TRUST AGREEMENT

Section 9.01.   Termination of Trust Agreement.

(a)           This Agreement (other than Article Eight) shall terminate and be of no further force or effect and the Issuer shall dissolve and wind up, (i) upon the final distribution by the Owner Trustee of all funds or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and this Agreement and (ii) at the times provided in Section 2.19 of the Servicing Agreement.  The bankruptcy, liquidation, dissolution, or termination, death or incapacity of any Trust Certificateholder, shall not (i) operate to terminate this Agreement or the Issuer, (ii) entitle such Trust Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Issuer or Owner Trust Estate nor (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)           Except as provided in Section 9.01(a), neither the Transferor nor any other Trust Certificateholder shall be entitled to revoke or terminate the Issuer.

(c)           Notice of any termination of this Agreement pursuant to Section 9.01(a) shall be given by the Administrator by letter to Trust Certificateholders mailed within five Business Days of notice of such termination is sent to the Owner Trustee by the Administrator, stating (i) the Payment Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified.  The Administrator shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Trust Certificateholders and the Transferor.  Upon presentation and surrender of the Trust Certificates, the Paying Agent shall cause to be distributed to Trust Certificateholders amounts distributable on such Payment Date pursuant to Section 5.02.  The Administrator shall promptly make notice available to each Rating Agency upon the final payment of the Trust Certificates.

(d)           In the event that all of the Trust Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Administrator shall give a second written notice to the remaining Trust Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice, all of the Trust Certificates shall not have been surrendered for cancellation, the Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Trust Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement.  Any funds remaining in the

Issuer after exhaustion of such remedies shall be distributed by the Owner Trustee to the Transferor.

(e)           Upon the winding up of the Issuer and its termination and upon proper instruction under Section 6.03 hereof, and in compliance with Section 3808(e) of the Statutory Trust Statute, the Administrator shall wind up the business and affairs of the Issuer as required under Section 3808 of the Statutory Trust Statute and the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with Section 3810(c) of the Statutory Trust Statute.  Upon the filing of the certificate of cancellation, the Trust and this Agreement (other than Article VIII) shall terminate and be of no further force or effect.

ARTICLE TEN

SUCCESSOR OWNER TRUSTEES AND
ADDITIONAL OWNER TRUSTEES

Section 10.01.   Eligibility Requirements for Owner Trustee.  The Owner Trustee shall (i) be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; (ii) at all times be able and authorized to exercise corporate trust powers; (iii) have (or have a parent which has) a long-term debt rating of at least investment grade by each Rating Agency or be otherwise acceptable to each Rating Agency; (iv) have (or have a parent which has) combined capital and surplus of at least $50,000,000; and (v) be subject to supervision or examination by federal or state authorities.  If the Owner Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of the Owner Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

Section 10.02.   Resignation or Removal of Owner Trustee.  The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator, the Servicer, the Transferor, the Indenture Trustee and the Trust Certificateholders.  Upon receiving such notice of resignation, the Transferor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee.  If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrator, the Transferor or Trust Certificateholders holding not less than a majority of the aggregate Certificate Percentage Interest, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor or such Trust Certificateholders may remove the Owner Trustee.  If the Owner Trustee shall be removed pursuant to the preceding sentence, the Transferor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.  The Transferor shall make written notice of such resignation or removal of the Owner Trustee available to each Rating Agency.  Any appointment of a successor Owner Trustee is subject to satisfaction of the Rating Agency Condition.

Section 10.03.   Successor Owner Trustee.  Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee.  The predecessor Owner Trustee shall, upon payment of its fees and expenses, deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Transferor, the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Transferor shall mail notice of the successor of such Owner Trustee to all Trust Certificateholders and the Indenture Trustee, and with respect to each Rating Agency, shall make such notice available.  If the Transferor shall fail to mail such notice or make such notice available within ten days after acceptance of appointment by the successor Owner Trustee, the Administrator shall cause such notice to be mailed or made available, as applicable, at the expense of the Transferor.

Section 10.04.   Merger or Consolidation of Owner Trustee.  Any Person (i) into which the Owner Trustee may be merged or converted or with which it may be consolidated, (ii) resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party or (iii) succeeding to all or substantially all of the corporate trust business of the Owner

Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, provided, that such Person shall (i) be eligible pursuant to Section 10.01 anything herein to the contrary notwithstanding and (ii) file any amendment as may be required by the Statutory Trust Statute.  The Owner Trustee shall mail notice of such merger, conversion, or consolidation to the Administrator, the Indenture Trustee and the Trust Certificateholders.

Section 10.05.   Appointment of Co-Trustee or Separate Trustee.  Notwithstanding any other provision of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Transferor and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Issuer, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Transferor and the Owner Trustee may consider necessary or desirable.  If the Transferor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)           all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(b)           no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(c)           the Transferor and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator, the Servicer and the Transferor.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE ELEVEN

TAX MATTERS

Section 11.01.   Tax and Accounting Characterization.

(a)           It is the intent of the parties hereto that the Issuer not constitute a separate entity for federal income tax or state income or franchise tax purposes.  It is the intent of the Transferor, the Noteholders and Trust Certificateholders that the Notes be treated as indebtedness secured by the Specified Vehicles and the payments on the 2012-1 Leases for federal income tax and state income and franchise tax purposes.  The Trust Certificates shall be characterized as equity in the Issuer and the Issuer shall for federal income tax purposes be disregarded as an entity separate from the beneficial owner of the Trust Certificate for so long as there is only one such beneficial owner. The parties agree that, unless otherwise required by appropriate tax authorities, the Issuer shall not file or cause to be filed annual returns, reports or other forms and will treat the Issuer in a manner consistent with the characterization that the Issuer is not a separate entity for tax purposes.

(b)           It is the intent of the parties hereto that the Trust Certificate be treated as a direct ownership interest in the assets of the Issuer for purposes of federal income tax and state income and franchise tax purposes.  If, however, the Issuer is characterized as a separate entity for federal income tax purposes, it is the intention of the parties that the Issuer qualify as a partnership for such purposes and the Transferor, as the holder of the Trust Certificate, will be treated as a partner in such partnership.  The Transferor agrees to take no action inconsistent with the tax characterization of the Trust Certificate as a direct ownership interest in the assets of the Issuer for all tax purposes.

Section 11.02.   Signature on Returns; Tax Matters Partner.

(a)           In the event that the Issuer shall be required to file federal or other income tax returns as a partnership, such returns shall be signed by an authorized signatory for the Transferor, for as long as it is a holder of a Trust Certificate, and thereafter, the largest percentage holder of the Trust Certificate, or such other Person as shall be required by law to sign such returns of the Issuer.

(b)           By acceptance of its beneficial interest in a Trust Certificate, each Trust Certificateholder agrees that in the event that the Issuer is classified as a partnership for federal income tax purposes, the Transferor, for as long as it is a holder of a Trust Certificate, and thereafter, the largest percentage holder of the Trust Certificate, shall be the “tax matters partner” of the Issuer pursuant to the Code.

Section 11.03.   Tax Reporting.  Unless otherwise required by appropriate tax authorities, the Issuer shall not file or cause to be filed annual or other income or franchise tax returns and shall not be required to obtain any taxpayer identification number.

ARTICLE TWELVE

MISCELLANEOUS

Section 12.01.   Amendments.

(a)           This Agreement may be amended by the Transferor and the Owner Trustee without the consent of any of the Securityholders to cure any ambiguity, correct or supplement any provision herein that may be inconsistent with any other provision herein, add any other provisions with respect to matters or questions arising under this Agreement that are not inconsistent with the provisions of this Agreement or add or amend any provision herein in connection with permitting transfers of the Trust Certificates or otherwise; provided, however, that such action shall not materially adversely affect the interests of any Holder of a 2012-1 SUBI Certificate (which, so long as any Notes are outstanding, shall include the Indenture Trustee) or any Securityholder.  Each amendment described above shall be deemed not to materially and adversely affect the interests of any holder of Notes, if the Rating Agency Condition is satisfied.

(b)           This Agreement may also be amended from time to time by the Transferor and the Owner Trustee, with satisfaction of the Rating Agency Condition, with the consent of the Noteholders holding a majority of the Outstanding Amount and, to the extent affected thereby, the consent of the Trust Certificateholders holding not less than a majority of the aggregate Certificate Percentage Interest, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Trust Certificateholders.  No such amendment shall, however, (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made on the Notes or the Trust Certificates or (ii) reduce the percentage of the aggregate Certificate Percentage Interest or the Outstanding Amount required to consent to any such amendment, without the consent of 100% of the Noteholders and the holders of 100% of all outstanding Trust Certificates, and provided, further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment shall not (A) affect the treatment of the Notes as debt for federal income tax purposes, (B) be deemed to cause a taxable exchange of the Notes for federal income tax purposes or (C) cause the Issuer or the 2012-1 SUBI Certificate to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes. This Agreement may also be amended or supplemented from time to time, at the request of Trust Certificateholders holding not less than 75% of the aggregate Certificate Percentage Interest, to approve any trust purpose with respect to the Issuer in addition to the purpose authorized pursuant to Section 2.03(b), upon not less that 90 days notice from the Administrator to each Rating Agency and each Noteholder and subject to each of (1) the satisfaction of the Rating Agency Condition, and (2) the consent of Noteholders holding at least 75% of the Outstanding Amount, and provided, further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment or supplement shall not affect the treatment of any outstanding Notes for federal income tax purposes, or cause the Issuer or the 2012-1 SUBI Certificate to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

It shall not be necessary for the consent of Trust Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents (and any other consents of Trust Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Trust Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

(c)           Notwithstanding Section 12.01(b), this Agreement may be amended at any time by the parties hereto to the extent reasonably necessary to assure that none of the Vehicle Trust, the Issuer or the Transferor will be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

(d)           Prior to the execution of any amendment to this Agreement or any other Basic Document, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the other Basic Documents and that all conditions precedent herein and in the other Basic Documents to the execution and delivery of such amendment have been satisfied.  The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s own rights, duties or immunities under this Agreement or otherwise.

(e)           The Owner Trustee shall give the Trust Certificateholders 30 days’ written notice of any proposed amendment or supplement hereto, unless such amendment or supplement does not materially adversely affect the Trust Certificateholders or if Securityholder consent is required and this Agreement provides that the Owner Trustee shall not enter into such amendment unless a majority of the aggregate Certificate Percentage Interest of Trust Certificateholders or Noteholders consent in writing.

(f)           No amendment or supplement hereto shall be effective against the Certificate Registrar or the Paying Agent if such amendment or supplement would adversely affect the Certificate Registrar or the Paying Agent, as applicable, including, without limitation, any amendment or supplement that would increase the duties or liabilities of, or adversely change the economic consequences to, the Certificate Registrar or the Paying Agent, unless the Certificate Registrar or the Paying Agent, as applicable, otherwise consents in writing.

Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

Section 12.02.   No Legal Title to Owner Trust Estate.  The Trust Certificateholder shall not have legal title to any part of the Owner Trust Estate.  The Trust Certificateholder shall be entitled to receive distributions with respect to its Trust Certificate only in accordance with Articles Five and Nine.  No transfer, by operation of law or otherwise, of any right, title or interest of the Trust Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

Section 12.03.   Limitations on Rights of Others.  Except for Section 2.07, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Transferor, the Trust Certificateholders, the Administrator, the Servicer, the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 12.04.   Notices.  All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by telecopier, and addressed in each case as follows:  (i) if to the Owner Trustee, at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-1600, Attention: Corporate Capital Markets (telecopier no. (302) 636-4148); (ii) if to the Transferor, at 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677 (telecopier no. (201) 307-9286), Attention:  General Counsel, with a copy (which shall not constitute notice) to Reed Auerbach, Esq., Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022; (iii) if to Fitch, to Fitch, Inc., One State Street Plaza, New York, New York 10004, Email: notifications.abs@fitchratings.com, Fax: 212-514-9879, Attention: Asset Backed Surveillance; (iv)  if to Moody’s, to ABS/RMBS Monitoring Department, 25th Floor, 7 World Trade Center, 250 Greenwich Street, New York, NY 10007, Email: ServicerReports@moodys.com, Fax: 212-298-7139; (v) if to the Certificate Registrar, at the address set forth in Section 3.08 herein; (vi) if to the Paying Agent, at the applicable Corporate Trust Office as set forth in the Indenture; or (vii) at such other address as shall be designated by any of the foregoing in a written notice to the other parties hereto.  Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

Any notice required or permitted to be given to a Trust Certificateholder shall be given by first-class mail, confirmed, facsimile or overnight courier, postage prepaid, at the address of such Trust Certificateholder as shown in the Certificate Register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not such Trust Certificateholder receives such notice.

Section 12.05.   Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 12.06.   Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 12.07.   Successors and Assigns.  All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Transferor, the Owner Trustee and the Trust Certificateholder and their respective successors and permitted assigns, all to the extent as herein provided.  Any request, notice, direction, consent, waiver or other instrument or action by the Trust Certificateholder shall bind the successors and assigns of the Transferor or such Trust Certificateholder.

Section 12.08.   No Petition.  To the fullest extent permitted by applicable law, the Owner Trustee, any Paying Agent, the Transferor and any Trust Certificateholder by accepting a Trust Certificate, covenant and agree that prior to the date that is one year and one day after the date upon which all obligations and payments under the Securitized Financing have been paid in full, they will not institute against, or join any Person in instituting against any Trust Certificateholder, the UTI Beneficiary (and the general partner of the UTI Beneficiary that is a partnership, or the managing member of the UTI Beneficiary that is a limited liability company), the Vehicle Trustee, the Vehicle Trust, any Special Purpose Affiliate (and the general partner of any Special Purpose Affiliate that is a partnership, or the managing member of any Special Purpose Affiliate that is a limited liability company) that holds a beneficial interest in the Vehicle Trust, the Transferor, the Owner Trustee, the Issuer, the Indenture Trustee or any Affiliate or beneficiary of the same, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any United States federal or state bankruptcy or similar law.

Section 12.09.   No Recourse.  Each Trust Certificate entitles the holder thereof to the respective rights and benefits set forth in this Agreement and in the Trust Certificate.  The Trust Certificates do not represent interests in or obligations of the Servicer, the Administrator, the Transferor, the Owner Trustee, any Paying Agent, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the other Basic Documents.

Section 12.10.   Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 12.11.   Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 12.12.   Certificates Nonassessable and Fully Paid.  Subject to Section 2.07, Trust Certificateholders shall not be personally liable for obligations of the Issuer.  The interests represented by the Trust Certificates shall be nonassessable for any losses or expenses of the Issuer or for any reason whatsoever, and, upon authentication thereof pursuant to Section 3.03, 3.04 and 3.05, the Trust Certificates shall be deemed fully paid.

Section 12.13.   Communications with Rating Agencies.   If the Owner Trustee shall receive any written or oral communication from any Rating Agency (or any of their respective officers, directors or employees) with respect to the transactions contemplated hereby or under the Basic Documents or in any way relating to the Notes, the Owner Trustee agrees to refrain from communicating with such Rating Agency and to promptly (and, in any event, within one Business Day) notify the Administrator of such communication.  The Owner Trustee agrees to coordinate with the Administrator with respect to any communication to a Rating Agency and further agrees that in no event shall the Owner Trustee engage in any oral communication with respect to the transactions contemplated hereby or under the Basic Documents or in any way relating to the Notes with any Rating Agency (or any of their respective officers, directors or employees) without the participation of the Administrator.

ARTICLE THIRTEEN

COMPLIANCE WITH REGULATION AB

The Transferor and the Owner Trustee acknowledge and agree that the purpose of Article XIII of this Agreement is to facilitate compliance by the Transferor with the provisions of Regulation AB and related rules and regulations of the Commission.

Neither the Transferor or the Owner Trustee shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Owner Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Transferor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection therewith, the Owner Trustee shall cooperate fully with the Transferor to deliver to the Transferor (including any of its assignees or designees), any and all statements, reports, certifications, records, attestations, and any other information necessary in the good faith determination of the Transferor, to permit the Transferor to comply with the provisions of Regulation AB, together with such disclosures relating to the

Owner Trustee or the servicing of the 2012-1 Leases and the 2012-1 Vehicles, reasonably believed by the Transferor to be necessary in order to effect such compliance.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

BMW AUTO LEASING LLC,
as Transferor

By:   /s/ Joachim Hensel
         Name:   Joachim Hensel
         Title:     Vice President-Finance

By:  /s/ Ralf Edelmann
       Name:   Ralf Edelmann
       Title:     Treasurer

WILMINGTON TRUST, NATIONAL ASSOCIATION,
  as Owner Trustee

By:      /s/ Adam Scozzafava
Name:   Adam Scozzafava
Title:      Banking Officer

EXHIBIT A

FORM OF TRUST CERTIFICATE

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW.  THE HOLDER HEREOF, BY PURCHASING THIS TRUST CERTIFICATE, AGREES THAT THIS TRUST CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, IN EACH CASE WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A SUBJECT TO THE RECEIPT BY THE OWNER TRUSTEE AND THE TRANSFEROR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE TRUST AGREEMENT AND THE RECEIPT BY THE OWNER TRUSTEE AND THE TRANSFEROR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE OWNER TRUSTEE AND THE TRANSFEROR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.  THIS TRUST CERTIFICATE MAY NOT BE PURCHASED OR HELD WITH PLAN ASSETS OF ANY OF (I) AN EMPLOYEE BENEFIT PLAN, AS DEFINED IN SECTION 3(3) OF ERISA, THAT IS SUBJECT TO TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE, (III) A GOVERNMENTAL OR CHURCH PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. SECTION 2510.3-101) OR (V) A PERSON INVESTING “PLAN ASSETS” OF ANY SUCH PLAN OR ENTITY (EACH A “BENEFIT PLAN”).  BY ACCEPTANCE OF THIS TRUST CERTIFICATE OR AN INTEREST THEREIN, THE HOLDER HEREOF SHALL BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION AND HOLDING IS IN COMPLIANCE WITH THE FOREGOING RESTRICTION ON BENEFIT PLAN ASSETS.

THIS TRUST CERTIFICATE IS NOT TRANSFERABLE UNLESS THE PARTY TRANSFERRING THIS TRUST CERTIFICATE (EXCEPTING TRANSFERS BY THE INITIAL PURCHASER) DELIVERS TO THE OWNER TRUSTEE, THE TRANSFEROR, AND BNY MELLON TRUST OF DELAWARE, AS TRUSTEE OF FINANCIAL SERVICES

VEHICLE TRUST (THE “VEHICLE TRUST”), AN OPINION OF COUNSEL STATING THE CIRCUMSTANCES AND CONDITIONS UPON WHICH THIS TRUST CERTIFICATE MAY BE TRANSFERRED AND THAT SUCH TRANSFER AS DESCRIBED THEREIN WILL NOT CAUSE EITHER THE ISSUER OR THE VEHICLE TRUST TO BE CLASSIFIED AS AN ASSOCIATION (OR A PUBLICLY TRADED PARTNERSHIP) TAXABLE AS A CORPORATION FOR FEDERAL INCOME TAX PURPOSES.

THIS TRUST CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN THE EVENT OF THE DISSOLUTION, TERMINATION OR BANKRUPTCY OF BMW AUTO LEASING LLC WHEN IT IS HOLDER HEREOF, AND ANY TRANSFER IN VIOLATION OF THIS PROVISION SHALL BE NULL AND VOID.

BMW VEHICLE LEASE TRUST 2012-1

TRUST CERTIFICATE

evidencing a beneficial interest in the Issuer, as defined below, the property of which includes, among other things, the 2012-1 SUBI Certificate (transferred pursuant to the Issuer SUBI Certificate Transfer Agreement), evidencing a beneficial interest in the 2012-1 SUBI Assets.  The property of the Issuer has been pledged to the Indenture Trustee pursuant to the Indenture to secure the payment of the Notes issued thereunder.

This Trust Certificate does not represent an interest in or obligation of the Transferor, BMW Financial Services NA, LLC, the Owner Trustee, any Paying Agent or any of their respective Affiliates, except to the extent described below.

NUMBER	Percentage Interest: ____%
R-_____

This certifies that BMW AUTO LEASING LLC is the registered owner of a 100% Certificate Percentage Interest that is nonassessable, fully-paid, beneficial ownership interest in certain distributions of BMW Vehicle Lease Trust 2012-1 (the “Issuer”) formed by BMW Auto Leasing LLC, a Delaware limited liability company (the “Transferor”).

The Issuer was created pursuant to a trust agreement, as amended and restated as of April 26, 2012 (the “Trust Agreement”), between the Transferor and Wilmington Trust, National Association, as trustee (the “Owner Trustee”), a summary of certain of the pertinent provisions of which is set forth below.  Capitalized terms used herein that are not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

This Trust Certificate is one of the duly authorized Trust Certificates designated under the Trust Agreement.  Also issued under an indenture, dated as of April 26, 2012 (the “Indenture”), between the Issuer and U.S. Bank National Association, as trustee (the “Indenture Trustee”), are the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes.  This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Trust Certificate by virtue of the acceptance hereof assents and by which such Trust Certificateholder is bound.  The property of the Issuer primarily includes, among other things, (i) the 2012-1 SUBI Certificate (transferred pursuant to the Issuer SUBI Certificate Transfer Agreement), evidencing a 100% beneficial interest in the 2012-1 SUBI Assets, (ii) the security interest of the Issuer in the Reserve Fund Property and (iii) all proceeds of the foregoing.  The rights of the Issuer in the foregoing property have been pledged by the Issuer to the Indenture Trustee to secure the payment of the Notes.

The Trust Certificates represent obligations of the Issuer only and do not represent interests in, recourse to or obligations of the Transferor, the UTI Beneficiaries, the Owner Trustee any Paying Agent or any of their respective Affiliates.

Under the Trust Agreement, there will be distributed on the 20th of each month (or, if such day is not a Business Day, the next Business Day), commencing on May 21, 2012 (each, a “Payment Date”), to the Person in whose name this Trust Certificate is registered at the close of business on the Business Day immediately preceding each Payment Date (each, a “Record Date”) such Trust Certificateholder’s percentage interest in the amount to be distributed with respect to the Trust Certificates on such Payment Date and any remaining amounts shall be distributed to the Transferor as holder of the Trust Certificate pursuant to the terms of the Basic Documents.

The holder of this Trust Certificate acknowledges and agrees that its rights to receive payments in respect of this Trust Certificate are subordinated to the rights of the Noteholders as described in the Indenture.

It is the intent of the Transferor and Trust Certificateholders that the Trust Certificates be treated as equity of the Issuer for purposes of federal income tax or State income and franchise taxes.  If the Issuer is characterized as a separate entity for federal income tax purposes, it is the intention of the parties to the Trust Agreement that it qualify as a partnership for such purposes and the Trust Certificateholders will be treated as partners in that partnership.  The Transferor and the other Trust Certificateholders, by acceptance of a Trust Certificate, agree to take no action inconsistent with such tax treatment of the Trust Certificates.

Each Trust Certificateholder by accepting this Trust Certificate, covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations and payments under the related transaction documents have been paid in full, it will not institute against, or join any Person in instituting against any Trust Certificateholder, the UTI Beneficiary (and the general partner of the UTI Beneficiary that is a partnership, or the managing member of the UTI Beneficiary that is a limited liability company), the Vehicle Trustee, the Vehicle Trust, any Special Purpose Affiliate (and the general partner of any Special Purpose Affiliate that is a partnership, or the managing member of any Special Purpose Affiliate that is a limited liability company) that holds a beneficial interest in the Vehicle Trust, the Transferor, the Owner Trustee, the Issuer, the Indenture Trustee or any Affiliate or beneficiary of the same, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any United States federal or state bankruptcy or similar law.

Distributions on this Trust Certificate will be made as provided in the Trust Agreement by or on behalf of the Owner Trustee by wire transfer or by check mailed to the Trust Certificateholder of record in the Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon.  Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final payment on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such payment and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for such purpose by the Trust in The City of New York.

Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Trust Certificate to be duly executed.

Dated: ________________________	BMW VEHICLE LEASE TRUST 2012-1
By: Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee
By: ___________________________________ Name: Title:

OWNER TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

Wilmington Trust, National Association, as Owner Trustee
By: _______________________

[Reverse of Trust Certificate]

This Trust Certificate does not represent an obligation of or an interest in the Transferor, the Administrator, the Servicer, the Owner Trustee, any Paying Agent, the Indenture Trustee or any of their respective Affiliates, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the other Basic Documents.  In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries and certain other amounts respecting the assets of the Issuer, all as more specifically set forth in the Indenture.  The Transferor will furnish, upon the request of any holder of a Trust Certificate, such information as is specified in paragraph (d)(4) of Rule 144A of the Securities Act of 1933, as amended, with respect to the Issuer.

The Trust Agreement may be amended by the Transferor and the Owner Trustee, in some cases without the consent of any of the Securityholders in the manner set forth therein, and any such amendment will bind each holder and transferee of this Certificate.

As provided in the Trust Agreement, and if the Transferor delivers an Opinion of Counsel that the Trust Certificates are transferable in accordance with the terms set forth therein, which opinion the Transferor has not determined can be given under the Internal Revenue Code and existing and proposed regulations thereunder, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trust in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Trust Certificateholder hereof or such Trust Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Trust Certificates of the same class and in authorized denominations evidencing the same aggregate interest in the Issuer will be issued to the designated transferee.  The initial Certificate Registrar appointed under the Trust Agreement is U.S. Bank National Association.

The Trust Certificates are issuable only as registered Trust Certificates without coupons or principal balance.  As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Trust Agreement and the trust created thereby shall terminate upon the payment to Trust Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Indenture and the disposition of all property held as part of the Owner Trust Estate.

Any prospective transferee of this Trust Certificate will be required to deliver a letter to the Transferor, the Certificate Registrar and the Underwriter substantially in the form of Exhibit C to the Trust Agreement, which letter includes a representation that such prospective transferee is not a Benefit Plan Investor.  This Trust Certificate may not be transferred, sold, pledged or otherwise disposed to or for the account of a Benefit Plan Investor.

This Trust Certificate may not be acquired by a Benefit Plan.  By accepting and holding this Trust Certificate, the holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan and is not acquiring this Trust Certificate or an interest therein for the account of a Benefit Plan.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________________________________
                       PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________
                                        (Please print or type name and address, including postal zip code, of assignee)

the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ______________________________ attorney to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:  ___________________

*
Signature Guaranteed:
*

*
NOTICE:  The signatures(s) on this Assignment must correspond with the name(s) as written on the face of the within Trust Certificate in every particular without alteration, enlargement or any change whatsoever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

EXHIBIT B

FORM OF RULE 144A CERTIFICATE

Dated:

BMW Auto Leasing LLC
c/o BMW Financial Services NA, LLC
  its Managing Member
300 Chestnut Ridge Road
Woodcliff Lake, New Jersey  07677

Wilmington Trust, National Association,
  as Owner Trustee
Rodney Square North, 1100 North Market Street
Wilmington, Delaware 19890-1600

Attn:  Corporate Capital Markets

U.S. Bank National Association
  as Certificate Registrar
60 Livingston Avenue
St. Paul, Minnesota 55107

Ladies and Gentlemen:

This is to notify you as to the transfer of $____________ initial principal balance of Asset Backed Certificates (the “Trust Certificates”) of BMW Vehicle Lease Trust 2012-1 (the “Issuer”).

The undersigned is the holder of the Trust Certificates and with this notice hereby deposits with the Owner Trustee $____________ initial principal balance of Trust Certificates and requests that Trust Certificates in the same initial principal balance be issued, executed and authenticated and registered to the purchaser on ____________, as specified in the Trust Agreement, as follows:

Name:	Denominations:
Address:
Taxpayer I.D. No:

The undersigned represents and warrants that the undersigned (a) reasonably believes the purchaser is a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Act”), (b) such purchaser has acquired the Trust Certificates in a transaction effected in accordance with the exemption from the registration requirements of the

B-1

Act provided by Rule 144A and (c) if the purchaser has purchased the Trust Certificates for one or more accounts for which it is acting as fiduciary or agent, (i) each such account is a qualified institutional buyer and (ii) the purchaser is acquiring Trust Certificates for its own account or for one or more institutional accounts for which it is acting as fiduciary or agent in a minimum amount equivalent to not less than $500,000 for each such account.

Very truly yours,

By:	____________________________________
Name: ___________________________
Title:

B-2

EXHIBIT C

FORM OF RULE 144A LETTER

QUALIFIED INSTITUTIONAL BUYER

Dated:

Wilmington Trust, National Association,
  as Owner Trustee
Rodney Square North, 1100 North Market Street
Wilmington, Delaware 19890-1600
Attn:  Corporate Capital Markets

U.S. Bank National Association
  as Certificate Registrar
60 Livingston Avenue
St. Paul, Minnesota 55107

J.P. Morgan Securities LLC
  as Representative
383 Madison Avenue, 31st Floor
New York, New York 10179

BMW Auto Leasing LLC
c/o BMW Financial Services NA, LLC
  its Managing Member
300 Chestnut Ridge Road
Woodcliff Lake, New Jersey  07677

Ladies and Gentlemen:

In connection with our proposed purchase of the [___]% Certificate Percentage Interest Asset-Backed Certificates (the “Certificates”) representing an undivided interest in the BMW Vehicle Lease Trust 2012-1 (the “Trust”), the investor on whose behalf the undersigned is executing this letter (the “Purchaser”) confirms that:

1.           The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Certificates.

2.           The Purchaser is (A) a “Qualified Institutional Buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”)) and has delivered to you a certificate substantially in the form attached hereto as Annex I or Annex 2, as applicable and (B) acquiring the Certificates for its own account or for the account of an investor of the type described in clause (A) above as to each of which the Purchaser exercises sole investment discretion.  The Purchaser is purchasing the Certificates for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the 1933 Act or the securities or blue sky laws of any state.

3.           The Purchaser understands that the Certificates have not been and will not be registered under the 1933 Act or under the securities or blue sky laws of any state, and that (i) if it decides to resell, pledge or otherwise transfer any Certificate, such Certificate may be resold, pledged or transferred without registration only to an entity that has delivered to the Transferor and the Owner Trustee a certification that it is a Qualified Institutional Buyer that purchases (1) for its own account or (2) for the account of such a Qualified Institutional Buyer, that is, in either case, aware that the resale, pledge or transfer is being made in reliance on said Rule 144A and (ii) it will, and each subsequent holder will be required to, notify any purchaser of any Certificate from it of the resale restrictions referred to in clause (i) above.

4.           The Purchaser understands that each of Certificate will bear a legend to the following effect, unless otherwise agreed by the Transferor and the Owner Trustee:

“THIS TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW.  THE HOLDER HEREOF, BY PURCHASING THIS TRUST CERTIFICATE, AGREES THAT THIS TRUST CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, IN EACH CASE WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A SUBJECT TO THE RECEIPT BY THE OWNER TRUSTEE AND THE TRANSFEROR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE TRUST AGREEMENT AND THE RECEIPT BY THE OWNER TRUSTEE AND THE TRANSFEROR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE OWNER TRUSTEE AND THE TRANSFEROR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.  THIS CERTIFICATE MAY NOT BE PURCHASED OR HELD WITH PLAN ASSETS OF ANY OF (I) AN EMPLOYEE BENEFIT PLAN, AS DEFINED IN SECTION 3(3) OF ERISA, THAT IS SUBJECT TO TITLE I OF ERISA, (II) A PLAN

DESCRIBED IN SECTION 4975(E)(1) OF THE CODE, (III) A GOVERNMENTAL OR CHURCH PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. SECTION 2510.3-101) OR (V) A PERSON INVESTING “PLAN ASSETS” OF ANY SUCH PLAN OR ENTITY (EACH, A “BENEFIT PLAN”).  BY ACCEPTANCE OF THIS CERTIFICATE OR AN INTEREST THEREIN, THE HOLDER HEREOF SHALL BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION AND HOLDING IS IN COMPLIANCE WITH THE FOREGOING RESTRICTION ON BENEFIT PLAN ASSETS. THIS TRUST CERTIFICATE IS NOT TRANSFERABLE UNLESS THE PARTY TRANSFERRING THIS TRUST CERTIFICATE (EXCEPTING TRANSFERS BY THE INITIAL PURCHASER) DELIVERS TO THE OWNER TRUSTEE, THE TRANSFEROR, AND BNY MELLON TRUST OF DELAWARE, AS TRUSTEE OF FINANCIAL SERVICES VEHICLE TRUST (THE “VEHICLE TRUST”), AN OPINION OF COUNSEL STATING THE CIRCUMSTANCES AND CONDITIONS UPON WHICH THIS TRUST CERTIFICATE MAY BE TRANSFERRED AND THAT SUCH TRANSFER AS DESCRIBED THEREIN WILL NOT CAUSE EITHER THE ISSUER OR THE VEHICLE TRUST TO BE CLASSIFIED AS AN ASSOCIATION (OR A PUBLICLY TRADED PARTNERSHIP) TAXABLE AS A CORPORATION FOR FEDERAL INCOME TAX PURPOSES.

THIS TRUST CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN THE EVENT OF THE DISSOLUTION, TERMINATION OR BANKRUPTCY OF BMW AUTO LEASING LLC WHEN IT IS HOLDER HEREOF, AND ANY TRANSFER IN VIOLATION OF THIS PROVISION SHALL BE NULL AND VOID.

5.           The Purchaser will be the beneficial owner of the Trust Certificate and either (A) is not, and will not become, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes or (B) is such an entity, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Transferor may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to such transferee’s ownership of Certificates.

6.           The Purchaser understands that no subsequent transfer of the Certificates is permitted unless (A) such transfer is of a Certificate with a denomination of at least $500,000, (B) it causes its proposed transferee to provide to the Transferor, the Certificate Registrar and the Underwriter a letter substantially in the form of Exhibit C to the Trust Agreement, as applicable, or such other written statement as the Transferor shall prescribe and (C) the Transferor consents in writing to the proposed transfer, which consent shall be granted unless the Transferor determines that such transfer would create a risk that the Issuer or the Vehicle Trust would be classified for federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation; provided, however, that any attempted transfer that would either cause (1) the number of registered holders of Trust Certificates, or trust certificates of any related issuer, in the aggregate to exceed 99 (provided that, each separate entity will be considered as a single registered holder, regardless of the number of trust certificates held by such entity) or (2) the number of holders of direct or indirect interests in the Vehicle Trust to exceed 50, shall be a void transfer.

7.           The Purchaser understands that the opinion of counsel to the Issuer that the Issuer is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs 8 and 9 above.

8.           The Purchaser is a Person who is either (A)(1) a citizen or resident of the United States or (2) a corporation or partnership (including any entity treated as a corporation or partnership for U.S. income tax purposes) organized in or under the laws of the United States, any state or the District of Columbia or (B) an estate the income of which is includible in gross income for federal income tax purposes regardless of source or a trust if the court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.  It agrees that it will provide a certification of non-foreign status signed under penalty of perjury (and such other certifications, representations or Opinions of Counsel as may be requested by the Transferor, the Owner Trustee and the Certificate Registrar).

9.           The Purchaser agrees that if at some time in the future it wishes to transfer or exchange any of the Certificates, it will not transfer or exchange any of the Certificates unless such transfer or exchange is in accordance with Section 3.04 of the Trust Agreement.  The Purchaser understands that any purported transfer of the Certificates (or any interest therein) in contravention of any of the restrictions and conditions in the Trust Agreement, as applicable, shall be a void, and the purported transferee in such transfer shall not be recognized by the Issuer or any other Person as a Certificateholder, as the case may, be for any purpose.

10.           The Purchaser hereby irrevocably requests you to arrange for definitive Certificates representing the Certificates purchased by the Purchaser to be registered and delivered promptly after the Closing Date as follows:

Principal Amount of Definitive Certificate:	Registered in Name of:	Deliver Definitive Certificate to:

_______________________________________	____________________	__________________________________
_______________________________________	____________________	__________________________________
_______________________________________	____________________	__________________________________

You and the Owner Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

By:          _______________________________
Name:
Title:

[Medallion Stamp to be affixed here]

ANNEX 1 TO EXHIBIT C

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Purchaser”) hereby certifies as follows to the addressees of the Rule 144A Representation Letter to which this certification is attached with respect to the Certificate described therein:

(i)           As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Purchaser.

(ii)           In connection with purchases by the Purchaser, the Purchaser is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended, because (i) the Purchaser owned and/or invested on a discretionary basis $__________1 in securities (except for the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Purchaser satisfies the criteria in the category marked below.

___
Corporation, etc.  The Purchaser is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar statutory trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

___
Bank.  The Purchaser (a) is a national bank or banking institution organized under the laws of any state, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___
Savings and Loan.  The Purchaser (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

1      Purchaser must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Purchaser is a dealer, and, in that case, Purchaser must own and/or invest on a discretionary basis at least $10,000,000 in securities.

___	Broker-dealer. The Purchaser is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

___
Insurance Company.  The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, territory or the District of Columbia.

___
State or Local Plan.  The Purchaser is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

___	ERISA Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___	Investment Advisor. The Purchaser is an investment advisor registered under the Investment Advisors Act of 1940.

___
Small Business Investment Company.  The Purchaser is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___	Business Development Company. The Purchaser is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

___
Trust Fund.  The Purchaser is a trust fund whose trustee is a bank or trust company and whose participants are exclusively state or local Plans or ERISA Plans as defined above, and no participant of the Purchaser is an individual retirement account or an H.R. 10 (Keogh) plan.

(iii)           The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Purchaser, (ii) securities that are part of an unsold allotment to or subscription by the Purchaser, if the Purchaser is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

(iv)           For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser and did not include any of the securities referred to in the preceding paragraph, except (i) where the Purchaser reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at their market value.  Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Purchaser’s direction.  However, such securities were not included if the Purchaser is a majority-owned, consolidated subsidiary of another enterprise and the Purchaser is not itself a reporting company under the Exchange Act.

(v)           The Purchaser acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser may be in reliance on Rule 144A.

(vi)           Until the date of purchase of the Certificates, the Purchaser will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Purchaser’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Purchaser is a bank or savings and loan is provided above, the Purchaser agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

________________________________
Name of Purchaser

By:	________________________________
Name:
Title:

Dated:  ____________________________

ANNEX 2 TO EXHIBIT C

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That are Registered Investment Companies]

The undersigned (the “Purchaser”) hereby certifies as follows to the addressees of the Rule 144A Representation Letter to which this certification is attached with respect to the Certificate described therein:

(i)           As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Purchaser or, if the Purchaser is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended, because the Purchaser is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

(ii)           In connection with purchases by the Purchaser, the Purchaser is a “qualified institutional buyer” as defined in Rule 144A because (i) the Purchaser is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Purchaser alone, or the Purchaser’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Purchaser or the Purchaser’s Family of Investment Companies, the cost of such securities was used, except (i) where the Purchaser or the Purchaser’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.

___
The Purchaser owned $__________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___
The Purchaser is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

(iii)           The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

(iv)           The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Purchaser or are part of the Purchaser’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

(v)           The Purchaser is familiar with Rule 144A and understands that the parties listed in the Rule 144A Representation Letter to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser will be in reliance on Rule 144A.  In addition, the Purchaser will only purchase for the Purchaser’s own account.

(vi)           Until the date of purchase of the Transferor Certificate, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein.  Until such notice is given, the Purchaser’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

_________________________________________
Name of Purchaser or Advisor

By:	___________________________________
Name:
Title:

IF AN ADVISOR:

________________________________________
Name of Purchaser or Advisor

Dated:   __________________________

EXHIBIT D

FORM OF INVESTMENT LETTER

_______________, ___

Seller
______________________________________
______________________________________
______________________________________

Wilmington Trust, National Association,
  as Owner Trustee
Rodney Square North, 1100 North Market Street
Wilmington, Delaware 19890-1600
Attn:  Corporate Capital Markets

U.S. Bank National Association
  as Certificate Registrar
60 Livingston Avenue
St. Paul, Minnesota 55107

J.P. Morgan Securities LLC
  as Representative
383 Madison Avenue, 31st Floor
New York, New York 10179

BMW Auto Leasing LLC
c/o BMW Financial Services NA, LLC
  its Managing Member
300 Chestnut Ridge Road
Woodcliff Lake, New Jersey  07677

Re:	BMW Vehicle Lease Trust 2012-1
Asset Backed Certificates

Dear Sirs:

In connection with our acquisition of the above-referenced Asset Backed Certificates (the “Certificates”) we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Seller concerning the purchase of

D-1

the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (e) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act or any state securities laws, (f) we are not a Benefit Plan Investor and (g) we will not sell, or otherwise dispose of any Certificates unless (i) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act and in compliance with any state securities laws or is exempt from such registration requirements and, if requested, we will at our expense provide an Opinion of Counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (ii) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate and (iii) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Amended and Restated Trust Agreement dated as of April 26, 2012, between BMW Auto Leasing LLC, as transferor and Wilmington Trust, National Association, as Owner Trustee.

                                                                 Very truly yours,

[NAME OF TRANSFEROR]
By_________________________________________
Authorized Officer

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